                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   December 22, 1997
                                                  ---------------------

                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


         California                  0-18225             77-0059951
         ----------                  -------             ----------
(State or other jurisdiction        (Commission         (IRS Employer
   of incorporation)                File Number)        Identification No.)


255 West Tasman Drive, San Jose, California                     95134
-------------------------------------------                     -----
(Address of principal executive offices)                      (Zip Code)


Company's telephone number, including area code:   (408) 526-4000
                                                 -----------------


         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

         On February 10, 1998, the Registrant acquired LightSpeed International, Inc., a Virginia Corporation ("LightSpeed"), under the terms of a merger whereby 3,000,000 shares of the Registrant's common stock were exchanged for all of LightSpeed's outstanding shares and options. Copies of the press releases issued by the Registrant on December 22, 1997, and February 10, 1998, concerning the foregoing transaction are filed herewith as Exhibits 20.1 and 20.2, and are incorporated herein by reference.


                                       2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired. Not applicable.

         (b)      Pro Forma Financial Information. Not applicable.

         (c)      Exhibits:


         Exhibit
         Number
         -------

         20.1 Press Release of the Registrant, dated December 22, 1997, announcing the Registrant's agreement to acquire LightSpeed.

         20.2 Press Release of the Registrant, dated February 10, 1998, announcing the completion of the Registrant's acquisition of LightSpeed.


                                       3.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CISCO SYSTEMS, INC.



Dated:  February 11, 1998        By: /s/ Larry R. Carter
                                     -------------------------------------------
                                     Larry R. Carter, Vice President, Finance
                                     and Administration, Chief Financial Officer
                                     and Secretary


                                       4.

                                  EXHIBIT INDEX


                             DESCRIPTION OF DOCUMENT

Exhibit
Number

20.1 Press Release of the Registrant, dated December 22, 1997, announcing the Registrant's agreement to acquire LightSpeed.

20.2 Press Release of the Registrant, dated February 10, 1998, announcing the completion of the Registrant's acquisition of LightSpeed.


                                       5.